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                                                                  Exhibit 10.412

                            VACANCY ESCROW AGREEMENT


     THIS VACANCY ESCROW AGREEMENT (the "AGREEMENT") is made and entered into as of the 29 day of October, 2004, by and among Rubloff Gurnee Town Centre, L.L.C., an Illinois limited liability company (hereinafter referred to as "SELLER"), Inland Western Gurnee, L.L.C., a Delaware limited liability company (hereinafter referred to as "BUYER"), and Chicago Title Insurance Company (hereinafter referred to as "ESCROW AGENT").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated as of the 5th day of October, 2004 (the "CONTRACT"), Buyer acquired on and as of the date hereof from Seller certain real property known as Gurnee Town Centre located in Gurnee, Illinois (the "PROPERTY"); and

     WHEREAS, pursuant to the terms of the Contract, Seller has agreed to deposit with Escrow Agent the sum of One Hundred Forty-Three Thousand Four Hundred Seventeen and 00/100 Dollars ($143,417.00) (the "ESCROW DEPOSIT") with respect to (i) Seller's obligation to pay certain rent payable to Buyer, and other charges, for the Vacant Space (as hereinafter defined), all as described by this Escrow Agreement and as more particularly set forth on the attached EXHIBIT A, and, (ii) Seller's obligation to perform certain repairs on the Property.

     WHEREAS, Escrow Agent is willing to accept the Escrow Deposit and hold and disburse same in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, for and in consideration of the premises hereto, the covenants and agreements hereinafter made, and for Ten Dollars ($10.00) in hand paid to Escrow Agent, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEPOSITS. Seller hereby deposits with Escrow Agent, and Escrow Agent hereby acknowledges receipt of the sum of One Hundred Forty-Three Thousand Four Hundred Seventeen and 00/100 Dollars ($143,417.00) as the total Escrow Deposit. Escrow Agent hereby agrees to deposit the Escrow Deposit into an interest bearing account (subject to immediate withdrawal) with a bank, savings and loan institution, money market account, or other depository reasonably satisfactory to Buyer, Seller and Escrow Agent with interest accruing for the benefit of Seller. The federal taxpayer identification of Seller is as follows: 36-4293472.

     2. DISBURSEMENTS. Escrow Agent shall retain the Escrow Deposit in the account, and shall cause the same to be disbursed therefrom as follows:

          A. LEASING DEPOSIT. (i) That portion of the Escrow Deposit identified as the sum of One Hundred Thirty Seven Thousand, Seven Hundred Ninety Two and 00/100 Dollars ($137,792.00) is hereby referred to as the "LEASING DEPOSIT." The Leasing Deposit is applicable to 4,250 square feet of tenant space at the property commonly known as the "KDA Space" which is not occupied by a tenant as of the date hereof (the "VACANT SPACE") and is allocable to the Vacant Space as shown on EXHIBIT A. Buyer shall receive a prorated credit from the Leasing Deposit on the date hereof for the rent and reimbursable expenses attributable to the Vacant Space from the date hereof through

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     the end of the current month. Thereafter, Buyer shall receive (and Escrow
     Agent is hereby authorized to pay to Buyer without further direction from Seller) monthly payments, in advance, for rent and reimbursable expenses, from the Leasing Deposit. The amount of the monthly disbursement to Buyer from the Leasing Deposit shall be as directed by Buyer by notice to Seller and Escrow Agent each month, according to the form of request attached as EXHIBIT C (which shall be equal to 1/12 of the Leasing Deposit prorated for any partial months) (the "LEASING DEPOSIT MONTHLY PAYMENT").

          (ii) Seller has previously delivered to Purchaser a partially executed lease agreement with Design Ventures, LLC ("DESIGN VENTURES") whereby Design Ventures will lease the Vacant Space. Seller will use reasonable efforts to cause Design Ventures to execute the Design Ventures lease within thirty (30) days following the date of this Agreement. At such time as Design Ventures has taken possession of the Vacant Space, and has commenced full payments of base rent and all other payments required by the Design Ventures lease, and has delivered to Seller and Buyer an estoppel certificate and rent commencement date agreement confirming the above requirements (collectively, the "LEASE-UP CRITERIA"), then (1) this Vacancy Escrow Agreement shall automatically terminate as of that date upon which the Lease-Up Criteria are satisfied, (2) Escrow Agent shall disburse to Buyer the lesser of (i) the entire balance of the remaining Leasing Deposit or (ii) Seller's proportionate share of the costs attributable to the installation of such proposed tenant, including legal costs, leasing commissions, tenant improvements and tenant allowances, which shall be calculated by multiplying such costs by a fraction, the numerator of which shall be the number of months remaining in the term of this Vacancy Escrow Agreement, and the denominator of which shall be the total number of months in the replacement tenant's lease term, and (3) the Escrow Agent shall disburse to Seller any balance of the remaining Leasing Deposit. The parties request for disbursement shall be according to the form attached as EXHIBIT C.

          B. REPAIRS DEPOSIT. That portion of the Escrow Deposit identified as the sum of Seven Thousand Five Hundred and 00/100 Dollars ($5,625.00.00) is hereby referred to as the "REPAIRS DEPOSIT." Seller agrees to perform the following repairs to the Property, within thirty (30) days following the date of this Agreement: (1) complete repairs to wooden fence serving as trash enclosure for Outlot #2; and (2) and complete masonry trash enclosures for Outlots #3 and #4 (collectively, the "REPAIR WORK"). Seller shall deliver to Escrow Agent and Buyer copies of all contracts, lien waivers and partial lien waivers (if applicable) from all contractors and subcontractors that have performed any of the Repair Work. Upon (i) written notice by Seller to Escrow Agent and Buyer ("REPAIR NOTICE") and Buyer's written approval within five (5) days after receipt thereof, which approval shall not be unreasonably withheld, (ii) the issuance by the Title Company of a date-down endorsement confirming no mechanics' liens exist against the Property as a result of said Repair Work, and (iii) delivery by Seller to Buyer and Escrow Agent of a letter from the Village of Gurnee indicating that the Property is in compliance with all applicable ordinances and that the items described in that letter from the Village of Gurnee, dated October 25, 2004 have been rectified, then Escrow Agent shall immediately release to Seller the entire balance of the Repairs Deposit Seller's Repair Notice shall be deemed approved by Buyer if Buyer does not give written approval or disapproval to Escrow Agent of same within such five (5) day period. If Buyer

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     disapproves, Buyer shall advise Seller of specific reasons for any such disapproval. If the Repair Work is not completed within such thirty (30) day period, then Buyer shall be entitled (but not obligated) to perform the Repair Work, and the Escrow Agent shall disburse to Buyer the actual cost to Buyer to perform the Repair Work. Any amounts remaining in the Repair Escrow after completion of the Repair Work by Buyer shall then be disbursed to Seller. Buyer's request for disbursement shall be according to the form attached as EXHIBIT C.

     3. DISPUTES. In the event either party objects to the disbursement of the Escrow Deposit as provided above, the Escrow Agent shall have the right, at its option, either (a) to hold the Escrow Deposit in escrow pending resolution of such objection by mutual agreement of the parties or by judicial resolution of same or (b) to disburse the Escrow Deposit into the registry of the court having jurisdiction over such objection. After any disbursement of the Escrow Deposit under the terms of this Escrow Agreement, Escrow Agent's duties and obligations hereunder as to that disbursement shall cease. In the event of any dispute regarding disbursement of the Escrow Deposit, the prevailing party in any litigation, regarding such dispute, shall be entitled to receive from the other party all the prevailing party's costs and expenses incurred in connection with the resolution of such dispute including, without limitation, all court costs and reasonable attorney's fees.

     4. ESCROW FEES. The costs of administration of this Escrow Agreement by Escrow Agent shall $300.00, which shall be shared equally by Seller and Buyer. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, principals, successors and assigns and shall be governed and construed in accordance with the laws of the State of Illinois. No modification, amendment or waiver of the terms hereof shall be valid or effective unless in writing and signed by all of the parties hereto. This Escrow Agreement may be executed in multiple counterpart originals, each of which shall be deemed to be and shall constitute an original. If there is any conflict between the terms of this Escrow Agreement and the terms of the Contract, the terms of the Contract shall control in all events.

     5. NOTICES. All notices, requests, consents and other communications hereunder shall be sent to each of the following parties and be in writing and shall be personally delivered, sent by Federal Express or other overnight or same day courier service providing a return receipt, (and shall be effective when received, when refused or when the same cannot be delivered, as evidenced on the return receipt) to the following addresses:

     If to Buyer:          Inland Western Gurnee, L.L.C
                           c/o Inland Western Retail Real Estate Trust, Inc.
                           2901 Butterfield Road
                           Oak Brook, Illinois 60523
                           Attention: Mr. Steven Grimes
                           Telephone: (630) 218-4908
                           Fax: (630) 218-4935

     with a copy to:       Robin Rash, Esq.
                           The Inland Real Estate Group, Inc./Law Department

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                           2901 Butterfield Road
                           Oak Brook, Illinois 60523
                           Telephone: (630) 218-8000 ext. 2854
                           Fax: (630) 218-4900

     If to Seller:         Rubloff Development Group, inc.
                           4949 Harrison Avenue, Suite 200
                           Rockford, Illinois 61108
                           Attention: Robert S. Brownson
                           Telephone:    (815) 387-3100
                           Telecopier:   (815) 398-5271

     If to Escrow Agent:   Chicago Title Insurance Company
                           171 N. Clark Street
                           Chicago, Illinois 60601
                           Attention: Ms. Nancy Castro
                           Telephone: (312) 223-2709
                           Fax: (312) 223-2108

     6. COUNTERPARTS. This Escrow Agreement may he executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories of the original or the same counterpart. Furthermore, the signatures from one counterpart may be attached to another to constitute a fully executed original. The Escrow Agreement may be executed by facsimile.

     7. REPORTING. Escrow Agent agrees to deliver to Buyer and Seller, on a monthly basis, an escrow statement of account of the Escrow Deposit. Such monthly statements shall he delivered to Buyer and Seller at the addresses provided above for notices.

     8. LEASING ACTIVITIES. If the Design Ventures lease is, for any reason, not executed by Design Ventures, then in consideration of Seller depositing the amounts required hereunder in the Escrow Account, Buyer hereby agrees that during the period commencing on the date hereof and ending on the twelve (12) month anniversary of the date hereof (the "SUBSEQUENT LEASING PERIOD"), Seller is hereby granted a license to enter upon the Property for the purposes of, and shall be responsible for, coordinating all leasing activities at the Property for the Vacant Space (but not any other space in the Property). Seller and Buyer each agree to comply with the laws of the State of Illinois in connection with their respective leasing activities. As leasing coordinator, Seller shall work with Buyer's broker to coordinate negotiations with prospective tenants and supervise completion of construction of tenant improvements under leases for the Vacant Space. Buyer shall have the right to reasonably approve all leases executed after the date hereof for Vacant Space; provided however, Buyer has no right to disapprove lease terms equal to or more favorable to the landlord than the terms set forth in the "LEASING GUIDELINES" attached hereto as EXHIBIT B. Buyer agrees to approve or disapprove any lease submitted to Buyer for approval within seven (7) business days after Buyer's receipt thereof and Buyer shall advise Seller of specific reasons for any such disapprovals. If Buyer fails to approve or disapprove of any lease submitted to Buyer within such seven (7) day period of Buyer's receipt thereof, such lease shall be deemed approved by Buyer. Seller shall submit all letters of intent to lease to Buyer for execution and Seller shall periodically advise Buyer of the status of lease negotiations during the

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Subsequent Leasing Period, including sending drafts of leases to Buyer. During the Subsequent Leasing Period, leases shall be prepared and negotiated through legal counsel recommended by Seller and reasonably approved by Buyer, using the standard form lease prepared by Buyer, or, subject to Buyer's written approval, a tenant form lease.

                            (SIGNATURE PAGE FOLLOWS)

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                               SIGNATURE PAGE FOR
                         VACANCY ESCROW AGREEMENT AMONG
           RUBLOFF GURNEE TOWN CENTRE, L.L.C., INLAND WESTERN GURNEE,
                   L.L.C., AND CHICAGO TITLE INSURANCE COMPANY

     IN WITNESS WHEREOF, Seller, Buyer and Escrow Agent have caused this Vacancy Escrow Agreement to be executed as of the day and year first above written.


                                   RUBLOFF GURNEE TOWN CENTRE, L.L.C., an
                                   Illinois limited liability company


                                   By:  Rubloff Development Group, Inc.,
                                        its managing member

                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                   INLAND WESTERN GURNEE, L.L.C., a
                                   Delaware limited liability company

                                   By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                        By:    /s/ Valerie Medina
                                             ---------------------------------

                                        Its:  Asst. Secretary, Valerie Medina
                                             ---------------------------------


                              ACCEPTANCE OF ESCROW

  Receipt of an executed copy of the foregoing instrument is hereby acknowledged, and the undersigned hereby agrees to act as Escrow Agent in accordance with the foregoing agreement.

                                   CHICAGO TITLE INSURANCE COMPANY

Date:  10/25/04
     ---------------------------

                                   By:    [ILLEGIBLE]
                                        ----------------------------------------
Escrow No: 24114665                     Name:   [ILLEGIBLE]
          ----------------------             -----------------------------------
                                        Title:  [ILLEGIBLE]
                                              ----------------------------------

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                               SIGNATURE PAGE FOR
                         VACANCY ESCROW AGREEMENT AMONG
           RUBLOFF GURNEE TOWN CENTRE, L.L.C., INLAND WESTERN GURNEE,
                   L.L.C., AND CHICAGO TITLE INSURANCE COMPANY

     IN WITNESS WHEREOF, Seller, Buyer and Escrow Agent have caused this Vacancy Escrow Agreement to be executed as of the day and year first above written.


                                   RUBLOFF GURNEE TOWN CENTRE, L.L.C., an
                                   Illinois limited liability company


                                   By:  Rubloff Development Group, Inc.,
                                        its managing member


                                      Name: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------


                                   INLAND WESTERN GURNEE, L.L.C., a
                                   Delaware limited liability company

                                   By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member


                                       By:
                                              ----------------------------------
                                       Its:
                                              ----------------------------------


                              ACCEPTANCE OF ESCROW

  Receipt of an executed copy of the foregoing instrument is hereby acknowledged, and the undersigned hereby agrees to act as Escrow Agent in accordance with the foregoing agreement.

                                   CHICAGO TITLE INSURANCE COMPANY

Date:
     ---------------------------
                                   By:
                                        ----------------------------------------
Escrow No.:                             Name:
           ---------------------             -----------------------------------
                                        Title:
                                              ----------------------------------

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                      EXHIBIT A TO VACANCY ESCROW AGREEMENT
                                 LEASING DEPOSIT

                        BASE RENT     REIMBURSEABLES       TOTAL
PER MONTH             $    9,916.67    $   1,566.00    $   11,482.67
12 MONTHS             $  119,000.00    $  18,792,00    $  137,792.00

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                      EXHIBIT B TO VACANCY ESCROW AGREEMENT
                               LEASING GUIDELINES

1. The proposed use shall be a use typically found in retail centers of this type.

2. The proposed use does not violate any exclusions existing in any other tenant's lease or covenants existing in any other documents of record.

3. The lease is for an original term of not less than 5 years, nor more than 10 years.

4. No concessions shall be provided to the tenant which would be at Buyer's expense.

5. All leases shall be prepared substantially in accordance with the tenant lease form approved by Buyer subject to commercially reasonable variances and prevailing market parameters.

6. The proposed tenant has successful retail and/or business operating experience including, but not limited to, three years in the type of business to be operated at the leased premises.

7. The proposed tenant (or the franchisor, if applicable) shall have more than one location.

8. The proposed tenant and/or lease guarantor has an aggregate net worth of at least two years of the total aggregate annualized rent, including all expenses.

9. Said leases shall average at least 3% increases per year over the primary term of the lease.

10. The tenant's lease will not include rent reductions or early termination clauses of any kind.

11. In addition to tenant's base rent, the leases will include 100% reimbursement for taxes, insurance and common area maintenance, including a 15% administrative charge for CAM.

12. Buyer shall act in a commercially reasonable manner and in good faith during its review and determination of the credit worthiness of any tenant and/or guarantor. Also, Buyer agrees to respond to Seller deliveries of tenant/guarantor credit information within 5 business days after its receipt by Buyer, otherwise said tenant/guarantor credit worthiness shall be deemed approved by Buyer.

13. The provisions of any new lease regarding renewals, if any, shall provide that the economic terms during the renewal period(s) will not be less than the economic terms during the immediately preceding term, and shall not require Buyer to

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       provide or pay for any tenant improvements, free rent, or leasing commissions.

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                      EXHIBIT C TO VACANCY ESCROW AGREEMENT
                                 FORM OF REQUEST


[DATE]

VIA FACSIMILE (312) 223-2108
Chicago Title Insurance Company
171 N. Clark
Chicago, IL 60601
Attn: Ms. Nancy Castro
      Asst. V. P. & Sr. Escrow Officer

      Re: Vacancy Escrow Agreement dated October________________, 2004 among Rubloff Gurnee Town Centre, L.L.C and Inland Western Gurnee, L.L.C. and Chicago Title Insurance Company--Your Escrow Account No._______________________

Ladies and Gentlemen:

     This disbursement request is being delivered to you by the undersigned pursuant to the Vacancy Escrow Agreement referenced above. All capitalized terms not defined herein shall have the meanings ascribed to them in the Vacancy Escrow Agreement. Please disburse amounts from the Escrow Account as follows:

     [1.   VACANT SPACE--LEASING DEPOSIT MONTHLY PAYMENT: Please disburse to the undersigned $_______________________, representing base rent and reimburseables for the Vacant Space for the month of_________________________, 200_. Please note that consent of the Seller is not required for this disbursement.]

     [2.   VACANT SPACE--FINAL DISBURSEMENT: Please disburse$___________________
to the undersigned and $_______________to Seller, plus any accrued but unpaid interest, and close the Escrow Account. Please note that the consent of the Seller is required for this disbursement.]

     [3.   REPAIRS DISBURSEMENT:  Please disburse $______________ to Seller and
$________________ to the undersigned from the Repairs Deposits. Please note that consent of the Seller is not required for this disbursement.]

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                                   INLAND WESTERN GURNEE, L.L.C., a
                                   Delaware limited liability company


                                   By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                       By:
                                             -----------------------------------
                                      Its:
                                             -----------------------------------


                                CONSENT BY SELLER


                                   RUBLOFF GURNEE TOWN CENTRE, L.L.C., an
                                   Illinois limited liability company


                                   By:  Rubloff Development Group, Inc.,
                                        its managing member


                                      Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------


cc: Rubloff Development Group, Inc.
    Att: Robert S. Brownson (via facsimile at 815-398-5271)

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